[FRONT COVER]
PROSPECTUS


EAGLE
GROWTH                            [LOGO]
SHARES, INC.

                  A diversified open-end investment company
                         seeking growth of capital.


                               April 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                [BACK COVER]
EAGLE
GROWTH
SHARES, INC.
1200 North Federal Highway
Suite 424
Boca Raton, Florida 33432
(561) 395-2155

       Shareholders may make inquiries regarding the Fund by calling:
        -------------------------------------------------------------
        |                    Shareholder Services                   |
        |                       1-800-525-6201                      |
        -------------------------------------------------------------


A Statement of Additional Information (dated April 1, 2006) which includes additional information about the Fund, is incorporated in this prospectus by reference.

The Fund's Statement of Additional Information, annual report, semi-annual report and other information are available, without charge, upon request, by writing to the above address, by visiting the Fund's website located under the Eagle Growth Shares section at http://www.philadelphiafund.com, or by calling:

                                1-800-749-9933

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090.

Reports, materially incorporated by reference, the Statement of Additional Information, and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Nos.:  2-34540 & 811-1935

                 TABLE OF CONTENTS                               PAGE

                 Investments, Risks and Performance.............   2

                 Fees and Expenses of the Fund..................   4

                 Disclosure of Portfolio Holdings...............   4

                 Financial Highlights...........................   4

                 Investment Objective and Principal Strategies..   5

                 Policies and Non Principal Strategies..........   6

                 Principal Risks................................   6
[LOGO]
                 Purchase of Shares.............................   8

                 Computation of Net Asset Value.................   8

                 Account Reinstatement Privilege................  11

                 Tax Sheltered Plans............................  11

                 Repurchase and Redemption of Shares............  11

                 Frequent Purchases and Redemptions Of
                    Fund Shares.................................  13

                 Dividends, Capital Gains Distributions,
                    and Taxes...................................  14

                 Management of the Fund.........................  14

                 Performance....................................  15

                 Fund Service Providers.........................  15

INVESTMENTS, RISKS AND PERFORMANCE


OBJECTIVE

The Fund's investment objective is to achieve growth of capital.


PRINCIPAL STRATEGIES

The Fund will invest in common stocks traded on the major U.S.
security exchanges. Generally, securities are selected on the basis of their growth potential and are bought and held with long-term goals in view.

Management considers sales and earnings growth rates, new products or service innovations, current price earnings ratios compared to sales and earnings growth rates, product/service demand, research capability, operating efficiency, the possibility that a disparity exists between the price of a stock and the value of the underlying assets, good management, industry position, business strategy, trading liquidity, trading activity of officers, directors and large stockholders, and protection from competition. The effects of general market, economic and political conditions are also taken into account in the selection of investments.

The Fund will sell a stock when the reasons for buying the stock are no longer present or when the stock has realized its potential. Stocks will be sold to invest in other stocks that are believed to have more attractive features and/or greater potential. Stocks may be sold if there is a change in interest rates or a change in the general market, economic or political conditions.

The Fund may invest in small and midsize companies in earlier stages of development with a market value of at least $100 million which may lead to greater growth potential.

The Fund's portfolio is diversified.

The Fund's portfolio usually consists of 20 - 30 different stocks.

Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), takes into consideration the tax implications for shareholders of Fund trading activity by trying to balance capital gains and losses resulting from portfolio transactions.

The Fund may purchase securities of new, "less-seasoned" companies and companies representing so-called "special situations." "Less-seasoned" companies are companies with a record of less than three years continuous operations and smaller companies. "Special situations" would involve owning securities that, in the opinion of the Advisor, should enjoy considerably better investor reception in the fairly near future because of an essentially non-recurring development that is either happening or, in the opinion of the Advisor, is likely to happen.


PRINCIPAL RISKS

MARKET RISK. Stock prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund is not guaranteed and will vary from day to day, which means that you could lose money.

RISK OF LIMITED HOLDINGS. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios.

GROWTH STOCK RISK. Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole.

SMALLER AND MIDSIZE COMPANIES RISK. Smaller and midsize companies carry additional risks because their earnings tend to be less predictable and they have a lower survival rate due to smaller financial resources. Their share prices tend to be more volatile (especially over the short-term) and their securities less liquid than larger, more established companies because of the greater sensitivity of smaller and midsize companies to changing economic conditions.

LESS-SEASONED COMPANIES RISK. These companies are subject to the same risks listed above for smaller and midsize companies. In addition, less-seasoned companies may not be profitable now and there is no guarantee that the companies will become profitable or be able to obtain necessary financing. These companies may rely on untested business plans, and they may remain an insignificant part of their industries. Investments in less-seasoned companies tend to be more volatile and somewhat more speculative than investments in more established companies.

SPECIAL SITUATIONS RISK. The risk with special situations is that the anticipated situation may not occur or, if it does, the special situation may not have the expected result.

INVESTMENT ADVISOR RISK. The Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the Advisor's skill in assessing the potential of the securities in which the Fund invests. The Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the intended results. The Advisor may be incorrect in its assessment of the value of securities or the assessment of market trends, which can result in losses to the Fund. In some cases, investments may be unavailable, or the Advisor may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

COMMON STOCK RISK. The Fund will invest in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including: changes in investors' perceptions of the financial condition of an issuer; the general condition of the relevant stock market; or when political or economic events affecting issuers of common stock occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance, before and after taxes, is not predictive of future performance.

   [Bar chart showing Fund's annual calendar year total returns as follows.]

                           Eagle Growth Shares, Inc.
                        Annual Total Returns 1996 - 2005
                                1996    11.04%
                                1997    14.91%
                                1998     1.66%
                                1999     3.53%
                                2000     9.77%
                                2001    13.99%
                                2002   -11.26%
                                2003    22.81%
                                2004    10.00%
                                2005     5.22%

Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 17.92% (quarter ending June 30, 2001) and the lowest return for a quarter was -13.26% (quarter ending September 30, 1998).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

           AVERAGE ANNUAL TOTAL RETURNS as of 12/31/05
                                 1 YEAR    5 YEARS   10 YEARS
EAGLE GROWTH SHARES

  Return Before Taxes            -3.72%     5.64%      6.85%

  Return After Taxes
  on Distributions               -5.22%     4.25%      5.51%

  Return After Taxes
  on Distributions and           -0.40%     4.62%      5.54%
  Sale of Fund Shares (t)

S&P 500 INDEX*
  (reflects no
  deduction for fees,             4.91%     0.54%      9.07%
  expenses or taxes)


* The S&P 500(r) Index is a widely recognized unmanaged index of common stock prices.

t - Returns After Taxes on Distributions and Sale of Fund Shares may be higher than Before Tax Returns due to tax benefits resulting from a net capital loss upon the redemption of Fund shares.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                               SHAREHOLDER FEES
                   (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed
      on Purchases (as a percentage of offering price) .......   8.50%


                        ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                 Management Fee.....................      .75%
                 Other Expenses.....................     2.58%
                    Administrative Fee..............      .25%
                                                         -----
                 Total Fund Operating Expenses......     3.58%
                                                         =====

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example illustrates the expenses that you would pay on a $10,000 investment for the time periods indicated, assuming:

               * a 5% annual rate of return
               * redemption at the end of each time period
               * Fund operating expenses remain the same

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------   -------  -------  --------
                      $1,108   $1,787   $2,486    $4,322


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.


FINANCIAL HIGHLIGHTS

The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 2005 is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual report and semi-annual report are available without charge, upon request, by writing to the address or by calling the number on the back cover of this prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Eagle Growth Shares, Inc. is an open-end, diversified investment company, established under Maryland law in 1969, whose investment objective is to achieve growth of capital. This goal will be sought by investing in securities which appear to have potential for capital appreciation. The Fund's portfolio will usually be comprised of common stocks of seasoned companies whose prospects are believed by the Advisor to be above average. In addition, the Fund may also own securities of newer, less-seasoned companies, and companies representing so-called "special situations" (see below).

Generally, securities are selected solely on the basis of their growth potential. The Advisor considers a company as an investment candidate for the portfolio if it has a substantial growth rate per quarter versus the same quarter one year earlier, commensurate increases in earnings per share or a high probability of earnings increases, a new product or service innovation is anticipated to impact on sales or earnings, or the price earnings ratio is less than the growth rate of sales and/or earnings. Each of these criteria may indicate that a stock has growth potential. The Advisor seeks stocks with as many of these criteria as possible but does not require that all or any are conditions to investment.

Other factors used in selecting investments include expanding demand for a company's products or services, new product developments, research capability, increasing operating efficiency, the possibility that a disparity exists between the price of a stock and the value of the underlying assets, good management, industry position, business strategy, trading liquidity, trading activity of officers, directors, and large stockholders, and protection from competition. The effects of general market, economic, and political conditions are also taken into account in the selection of investments.

The Fund also may own securities of new, less-seasoned companies and companies representing so-called "special situations." The Fund considers "less-seasoned companies" to be those which have a record of less than three years continuous operations, which period may include operations of a predecessor company, and also considers smaller companies to be "less-seasoned" companies. There are no limits on the percentage of total assets that may be invested in special situations. A special situation would involve owning securities that, in the opinion of the Advisor, should enjoy considerably better investor reception in the fairly near future because of an essentially non-recurring development that is either happening or, in the opinion of the Advisor, is likely to happen. Such developments could include, among others, (1) a change in management, (2) discovery of a new or unique product or technological advance with sizable market potential, (3) an acquisition providing unusual opportunity for market enlargement or for operating savings, (4) the adoption of new laws that enhance prospects for an important part of the company's business, or (5) takeovers, restructurings, leveraged buyouts, and reorganizations. Companies which have been spun off from other companies may be purchased. The Fund does not consider these to be "less-seasoned" companies unless the predecessor company had been in existence for less than three years.

The Fund's portfolio will be diversified.

The Fund's portfolio usually consists of 20 - 30 different stocks which is less than the amount of stocks held by the typical diversified mutual fund. This strategy stems from the belief that there are a limited number of investment ideas available and allows the Advisor to focus on companies with the greatest potential for investment return balanced with minimal risk.

The Advisor takes into consideration the tax implications for shareholders by attempting to balance capital gains and losses resulting from portfolio transactions. Unexpected declines in securities prices sometimes cause the Advisor to realize capital losses. Unexpected increases in securities prices sometimes cause the Advisor to realize capital gains. Both of these actions are taken with full consideration given to the Fund's current realized and unrealized gain (loss) position and the tax implications to shareholders.


POLICIES AND NON PRINCIPAL STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Under these conditions, the Fund may place some or all of its assets in cash or cash equivalents in an attempt to preserve capital and avoid potential losses. However, it is possible the Fund may not achieve its investment objective under these circumstances.

Normally, investments in fixed income securities will not be made except for defensive purposes, and to employ temporarily uncommitted cash balances. In those situations, the Fund will only invest in fixed income securities rated at least A by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

The Advisor endeavors to meet the Fund's objective, but there can be no assurance that the Fund's investments will achieve the Advisor's expectations.

The Fund will not purchase securities of companies if such purchase would cause 25% or more of the Fund's total assets to be invested in the securities of companies in any single industry.

The investment objective of the Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

The Fund's portfolio usually has a low turnover ratio because securities are bought and held with long-term goals in view and this normally results in the infrequent replacement of the portfolio's investments. However, the Advisor does not regard the frequency of portfolio transactions as a limiting factor in its investment decisions.

Portfolio securities may be sold without regard to the length of time held when the Advisor believes that such securities have reached their maximum performance level, and when the Fund's assets can be more profitably utilized in other investments. To the extent that short-term capital gains are realized, such gains will be taxed to the shareholder as ordinary income.

The Fund may buy and sell covered (options on securities owned by the Fund) and uncovered (options on securities not owned by the Fund) call and put options which are issued by the Options Clearing Corporation and listed on national securities exchanges. Generally, options would be used either to generate income or to limit the downside risk of a portfolio holding. The Fund has no current intention to invest in options in a speculative manner.

The Fund may buy and sell financial futures contracts and options on such contracts. Futures contracts may be used to implement a number of different hedging strategies.


PRINCIPAL RISKS

MARKET RISK. Stock prices rise and decline in response to investors' perceptions of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund is not guaranteed, and will vary from day to day, which means that you could lose money. Political upheaval and social unrest, wars, threat of war, and the numerous factors of the human race have an impact on economic conditions. In turn, this influences the decisions to retain different stocks in the portfolio or to reinvest in the stocks of companies which are better suited to a changing or changed environment. The portfolio may suffer losses in this replacement process.

RISK OF LIMITED HOLDINGS. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios. For example, a portfolio owning 20 stocks of equal value will be influenced twice as much by the fortunes or misfortunes of one company than a portfolio holding 40 stocks of equal value.

GROWTH STOCK RISK. Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole. Growth stocks tend to be valued by the market on the basis of future prospects rather than financial strength. A dampening of optimism for the future can negatively effect growth stocks more than other types of stocks.

SMALLER AND MIDSIZE COMPANIES RISK. Smaller and midsize companies carry additional risks because their earnings tend to be less predictable and they have a lower survival rate due to smaller financial resources. Their share prices tend to be more volatile (especially over the short-term) and their securities less liquid than larger, more established companies because of the greater sensitivity of smaller and midsize companies to changing economic conditions. In addition, smaller and midsize companies may lack management experience, may be unable to generate funds necessary for growth or development, or lack product diversification (i.e., these companies may be developing or marketing new products and services for which markets are not yet established and may never become established). Investments in special situations may pose particular risks. The market price of such securities may be more volatile to the extent that the expected benefits from the non-recurring developments do not materialize. Further, with regard to anticipated corporate restructurings, included among the non-recurring developments of special situations, securities issued to finance such restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructurings.

LESS-SEASONED COMPANIES RISK. These companies are subject to the same risks listed above for smaller and midsize companies. In addition, less-seasoned companies may not be profitable now and there is no guarantee that the companies will become profitable or be able to obtain necessary financing. These companies may rely on untested business plans, and they may remain an insignificant part of their industries. Investments in less-seasoned companies tend to be more volatile and somewhat more speculative than investments in more established companies.

SPECIAL SITUATIONS RISK. The risk with special situations is that the expected situation may not occur or, if it does, the special situation may not have the expected result.

INVESTMENT ADVISOR RISK. The Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the Advisor's skill in assessing the potential of the securities in which the Fund invests. The Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the intended results. The Advisor may be incorrect in its assessment of market trends, which can result in losses to the Fund. In some cases, investments may be unavailable, or the Advisor may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

COMMON STOCK RISK. The Fund will invest in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including: changes in investors' perceptions of the financial condition of an issuer; the general condition of the relevant stock market; or when political or economic events affecting issuers of common stock occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


PURCHASE OF SHARES

Shares of the Fund are continuously offered at the public offering price, which is equal to the net asset value of the shares plus the applicable sales charge (see below).

When making an initial investment, shares may be purchased by completing and signing the General Account Application which should be remitted, together with payment for the shares, to the Fund's transfer agent at the following address:
Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Once an account is established, subsequent investments should be sent to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Subsequent purchase orders must contain your name, your account number(s), the name(s) on your account(s) and payment for the shares. If payment is not received with the purchase request, the transaction will not be processed (unless made by a financial intermediary with a current dealer agreement with the Fund) and the shareholder will be contacted for further instructions. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned. Investors who are interested in information about purchasing shares may also contact the Fund at 1-800-749-9933. Purchases can also be made through investment dealers who have sales agreements with Baxter Financial Corporation, the Fund's underwriter. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interests of economy and convenience, certificates for shares of stock will not be issued.

Orders received by Unified Fund Services, Inc., the Fund's transfer agent, prior to the close of the New York Stock Exchange, generally 4:00 p.m., Eastern time, will be confirmed at the offering price next calculated, provided the order is received by the transfer agent prior to that time. Orders received subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day.

The minimum initial investment and minimum account balance for the Fund is $500 and there is no minimum investment amount for subsequent purchases. The Fund retains the right to waive the minimum initial investment at its discretion.

Shareholders who participate in the Group Discount Privilege, Automatic Investment Plan and Check Withdrawal Plan will receive confirmations of purchases and redemptions of Fund shares on a quarterly basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


COMPUTATION OF NET ASSET VALUE

The price of Fund shares is based on the Fund's net asset value. The Fund's net asset value is determined using the closing sales prices of the Fund's investment securities on the markets on which they are principally traded, except those securities traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If market quotations are not readily available, or become unreliable, securities will be valued at their fair values as determined in good faith in accordance with procedures approved by the Board of Directors. The Fund will also value a security at fair value if an event that materially affects the value of the security occurs after the close of the principal market on which such security trades, but before the Fund calculates its net asset value.

If market quotations or official closing prices are not readily available, or have become unreliable, the securities will be priced by the Advisor using fair valuation methods approved by the Board. The Advisor may value a portfolio security using fair value pricing if the exchange on which the security is principally traded closes early, or if trading in the security is halted during the day and does not resume prior to the time that the Fund calculates its net
asset value.   The price of a security based on fair value procedures may differ from the security's most recent exchange closing price, and from the prices used by other mutual funds that own the security to calculate their net asset values.

Net asset value is calculated as of the close of the New York Stock Exchange, generally 4:00 p.m., Eastern time, on each day the New York Stock Exchange is open for trading.

Your purchase price is made at the public offering price, which is equal to the net asset value next determined after receipt of a purchase order together with payment for the shares plus applicable sales charges as shown in the table below. In addition, new accounts must include a completed and signed General Account Application. Purchases of $100,000 or more may be made at net asset value, without the imposition of a sales charge.

The public offering price is computed once daily as of the close of the New York Stock Exchange each day the New York Stock Exchange is open.
Orders for shares of the Fund received by dealers prior to the close of the New York Stock Exchange are confirmed at the offering price next calculated as of the close of the New York Stock Exchange, provided the order is received by the transfer agent prior to that time. (It is the responsibility of the dealers to transmit such orders so that they will be received by the transfer agent prior to the close of the New York Stock Exchange.) Orders received by dealers subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day.

The following table shows the sales charges applicable to purchases of Fund shares:

                                                  Sales Charge as
                                                    a % of the:
                                                -------------------
                                                Amount     Offering
           Purchases of                        Invested      Price
           ----------------------------------- --------    --------
           $   9,999 or less..................  9.29%        8.50%
           $  10,000-$24,999, inclusive.......  8.40         7.75
           $  25,000-$49,999, inclusive.......  6.66         6.25
           $  50,000-$99,999, inclusive.......  4.17         4.00
           $ 100,000 or more..................  0.00         0.00

The above sales charge schedule is applicable to purchases of Fund shares and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made at one time by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Internal Revenue Code, may purchase shares at one-half the sales charges listed above.

The above scale is also applicable to subsequent purchases of the Fund's shares by an individual; an individual, his spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account where the aggregate investments in shares of the Fund and/or of Philadelphia Fund, Inc., including shares held under Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, is $10,000 or more.

In order to determine an investor's eligibility for a lower sales charge, the shares currently held by the investor are valued at the then net asset value or the cost of such shares to the investor, whichever is greater. The Fund's underwriter or transfer agent (if the payment is being made by the investor directly to the transfer agent) must be notified when a sale takes place which would qualify for a reduced sales charge on the basis of previous purchases, and a reduction in the sales charge will be granted when the aggregate holdings are confirmed through a check of the records of the Fund. Shareholders should retain any records necessary to substantiate historical cost because the Fund, its transfer agent and financial intermediaries may not maintain this information.

At the time of purchase, a shareholder should inform the Fund or the shareholder's financial intermediary of the existence of other accounts in which there are holdings eligible to meet sales load breakpoints, including copies of account statements reflecting the eligible Fund share holdings. Investor's should confirm their eligibility for sales charge reductions, because if the Fund, the Fund's underwriter, the transfer agent or the investor's financial intermediary, as applicable, is not notified at the time of investment that the investment is eligible for a reduced sales charge, the investment might not receive a sales charge reduction.

In addition, lower sales charges may be achieved by using any of the following special purchase plans:

               * Letter of Intent
               * Right of Accumulation
               * Group Discount Privilege

Information regarding the Fund's sales charges, and qualifying for lower sales charges, are available, without charge, by visiting the Fund's website located under the Eagle Growth Shares section at http://www.philadelphiafund.com.

Also available from the Fund are the following privileges you may wish to utilize:
               * Automatic Investment Plan
                 This plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts.

               * Check Withdrawal Plan
                 A convenient method whereby a monthly or a quarterly check will be mailed to you at no charge.

Complete details regarding these special purchase plans and privileges may be obtained by writing or calling the Fund, or by requesting a copy of the Statement of Additional Information.

Shares of the Fund may also be purchased at net asset value, without a sales charge, by persons who are members of a group which is not organized for the sole purpose of purchasing shares of the Fund and which meets the following criteria:

               1. Group investments must be sent directly to the Fund's
                  transfer agent at the address shown under "Purchases of Shares" by a common remitter which is bonded as well as licensed and regulated by a state regulatory agency;

               2. The group must include at least 750 members or participants;

               3. Remittances on behalf of the group must be made at least once per month; and

               4. The common remitter must have a written agreement with each participant or member of the group governing the remittance of the investor's funds.

Investments in the Fund on behalf of group participants will be made at the net asset value of the shares of the Fund calculated next after receipt by the Fund's custodian of the investors' funds sent by the common remitter.

The Fund's $500 minimum initial investment and minimum account balance shall be waived for shareholders who are active participants in a group purchase plan approved by the Fund, since shareholders participating in such plans generally make smaller investments on a regular basis.

Shareholders with inactive accounts below the $500 minimum account balance who receive notice of redemption for the first time from the Fund may purchase shares without the imposition of a sales charge in an amount sufficient to meet the minimum account balance.

The Fund reserves the right to terminate the privileges to invest in Fund shares at net asset value without a sales charge at any time after 60 days' written notice to the investors affected thereby. The Fund reserves the right to terminate the policy to waive the Fund's minimum initial investment and minimum account balance at any time after 60 days' written notice to the investors affected thereby.


ACCOUNT REINSTATEMENT PRIVILEGE

A stockholder may, after he has liquidated any of his shares of the Fund, upon written request to the Fund, reinstate his account without payment of any additional sales charge, at the net asset value next calculated after receipt of the reinstatement request, provided that he meets the following qualifications. The Account Reinstatement Privilege may be exercised only once, and the amount reinvested may not exceed the amount of the redemption proceeds received on the liquidation of such shares. In addition, the reinstatement must be completed within thirty days after the liquidation.


TAX SHELTERED PLANS

The Fund makes available through its transfer agent the following Individual Retirement Accounts (IRA):
                          * Traditional IRA
                          * Roth IRA
                          * SIMPLE IRA
                          * SEP-IRA
                          * Coverdell Education Savings Account
                          * 403(b)7 Custodial Accounts

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service.

Forms to establish any of the above plans are available from the Fund or Baxter Financial Corporation.


REPURCHASE AND REDEMPTION OF SHARES

Shares may be resold to the Fund when presented with a proper written redemption request to the Fund's transfer agent, Unified Fund Services, Inc. Shares for which certificates have been issued will be repurchased by Baxter Financial Corporation, the Fund's underwriter, if a proper written redemption request is tendered to the Fund's transfer agent through an authorized dealer. A proper written redemption request must have the name(s) of the registered owner(s) of the account, the account number, and must be duly endorsed by the registered owner(s) with signatures guaranteed. Shares for which certificates have been issued which are presented for redemption or repurchase must be duly endorsed by the registered owner(s) with signatures guaranteed.

_____________________________________________________________________________
|                                                                           |
|  A signature guarantee helps protect you and the Fund against fraud.      |
|  You may obtain a signature guarantee from commercial banks, securities   |
|  dealers, trust companies, member firms of a domestic stock exchange      |
| (such as the New York Stock Exchange or a regional stock exchange), | | certain credit unions, certain savings associations, overseas banks with |
|  a domestic correspondent or branch, or other eligible guarantor          |
|  institutions. A signature guarantee may not be obtained through a        |
|  notary public.  All documentation requiring a signature guarantee must   |
|  utilize a New Technology Medallion Stamp.                                |
|___________________________________________________________________________|


Any questions regarding which institutions may guarantee signatures should be directed to Unified Fund Services, Inc. at 1-800-525-6201.

The repurchase price received by the investor will be the net asset value of such shares next calculated after receipt by the Fund's transfer agent, of the repurchase order. If the order for repurchase of Fund shares is received by the transfer agent prior to the close of the New York Stock Exchange, the shares will be repurchased at the price calculated as of the close of the New York Stock Exchange on that day. Where certificates are tendered for repurchase through a dealer, neither the Fund nor Baxter Financial Corporation charges any fee on the transaction; however, the dealer may charge the shareholder a fee for executing the order.

Shares of the Fund for which no certificates have been issued, those held by Unified Fund Services, Inc. and shares for which certificates have been issued, may be redeemed by mailing a proper written redemption request to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Where certificates have been issued, they must accompany the investor's proper written redemption request. The value of shares tendered for redemption shall be equal to the net asset value of such shares next calculated after receipt by Unified Fund Services, Inc. of a proper written redemption request.

The redemption or repurchase price will depend on the prevailing market prices of the portfolio securities owned by the Fund (at the time the applicable redemption proceeds are calculated) and, therefore, may be more or less than the purchase price. The Fund's policy is to pay promptly when shares are presented for redemption. Payment will be made within seven days after the date of tender except when stock exchanges are closed or an emergency exists as declared by the Securities and Exchange Commission. Proceeds for the redemption of Fund shares purchased by check, ACH, or through the Automatic Investment Program will be delayed until the Fund verifies that it has received good payment, which may take up to 15 business days. If you purchase shares by Federal funds, you will avoid this delay.

When in the best interests of the Fund, the Fund may make a redemption payment, in whole or in part, by a distribution of liquid portfolio securities in lieu of cash (an "in-kind" redemption). Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The investor would also bear the risk that the prices of the securities distributed in an "in-kind" redemption could rise or decline before the securities could be sold.

The Fund reserves the right, after sending the shareholder at least sixty
(60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six
(6) months preceding the notice of redemption and the total value of the shareholder's shares does not exceed the Fund's $500 minimum account balance as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Shareholders who receive a notice of mandatory redemption for the first time may purchase shares of the Fund at net asset value without paying any sales charge, in the amount necessary to bring the account balance up to the minimum within the required time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed for long-term investors, and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Fund, including but not limited to market timing. The Fund discourages frequent purchases and redemptions of Fund shares by investors, and will not accommodate investors seeking to make frequent purchases and redemptions of Fund shares. This policy includes purchases and redemptions in response to short-term market fluctuations. The frequent trading into and out of the Fund presents a number of risks, including interfering with or disrupting the Fund's portfolio management strategies, harming Fund performance and increased brokerage and administrative costs for the Fund, which dilute the value of Fund shares held by the Fund's long-term shareholders (who do not generate these costs).

In order to deter market timing in Fund shares, the Board of Directors of the Fund has adopted policies and procedures that provide that the Fund may refuse or cancel purchase orders that the Fund or the Advisor believes are made on behalf of market timers. The Fund and its agents reserve the right to reject any purchase request by any investor indefinitely if the Fund or its agents believe that any combination of trading activity is potentially disruptive to the Fund. Any restrictions that are imposed to prevent or minimize frequent purchases and redemptions are uniformly applied, including trades that occur through omnibus accounts at financial intermediaries ("Intermediaries"), such as investment advisers, broker-dealers, transfer agents, third party administrators and insurance companies. In addition, the Fund may impose further restrictions on suspected market timers' trading activities in the future.

The following procedures have been implemented in order to discourage Fund share transactions initiated by market timers:

   [BULLET] Any shareholder that purchases shares of the Fund in an amount greater than $25,000 and redeems those shares within 10 business days will be prohibited from purchasing additional Fund shares for 12 months from the redemption date. The prohibition on purchasing additional Fund shares for 12 months from the redemption date may be waived for shareholders that participate in an Automatic Investment Program. The Advisor will determine whether the prohibition should be waived on a case by case basis for Automatic Investment Program participants.

   [BULLET] Management reserves the right to reject any Fund share purchase request greater than $100,000 if management believes the order is being made by a market timer.

Although these policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

The ability to monitor trades that are placed through omnibus accounts maintained by Intermediaries is severely limited. Omnibus accounts aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. For these reasons, the procedures cannot eliminate completely the possibility of excessive short-term trading. The Fund seeks compliance by Intermediaries with the policies by requesting that the Intermediaries, from time to time, identify to the Fund those investors known to the Intermediaries to have investment horizons inconsistent with those of the Fund.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES

The Fund's policy is to pay all of its earnings out to shareholders annually on approximately December 31 of each year as dividends and capital gain distributions.

If you invest in the Fund shortly before it pays a dividend or makes a capital gain distribution, you may receive some of your investment back in the form of a taxable dividend or distribution.

Dividends and capital gain distributions paid to taxable investors are subject to Federal income tax. This is true whether you elect to receive dividends and capital gains distributions in additional shares of the Fund at net asset value or to receive cash. If you are a taxable investor, dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Taxable investors pay Federal income taxes at long-term capital gains rates on realized long-term capital gains which are distributed to them no matter how long the investors have owned Fund shares. A portion of dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

Annually, the Fund will provide each shareholder with a statement regarding the tax status of dividends and distributions paid for the year. Dividends and capital gains distributed in January ordinarily will be included in the shareholder's income for the previous year.

Shareholders who sell Fund shares may realize a gain or loss on those shares based on the difference between the purchase price and the sale price of each share. For shares held less than one year, your gain or loss is considered to be short term and is taxable as ordinary income. For shares held longer than one year, your gain or loss is considered to be long term and is taxable at your capital gains rate.

Dividends and capital gain distributions paid to shareholders and gains from the sale or exchange of Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

By law, the Fund must withhold 28% of your taxable distributions and redemption proceeds unless you:

            * provide your correct social security or taxpayer identification number,

            * certify that this number is correct,

            * certify that you are not subject to backup withholding, and

            * certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so.


MANAGEMENT OF THE FUND

Baxter Financial Corporation ("BFC" or the "Advisor") is employed by the Fund to furnish investment advisory services to the Fund. Donald H.
Baxter, who is President, Treasurer, Director, and sole stockholder of the Advisor, is also responsible for selecting brokers and executing Fund portfolio transactions. Mr. Baxter is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and of Philadelphia Fund, Inc., another registered investment company. BFC also serves as investment advisor to other institutional and individual investors, including Philadelphia Fund, Inc. Further information about the Fund's portfolio manager's compensation, other accounts managed by Mr. Baxter and Mr. Baxter's ownership of Fund shares, is found in the Fund's Statement of Additional Information.

For the fiscal year ended November 30, 2005, the Fund paid BFC total advisory fees equal to .75% of the Fund's average net assets on an annual basis. A discussion regarding the basis for the Fund's board of director's approval of the investment advisory agreements between the Fund and the Advisor is available in the Fund's semi-annual report to shareholders for the six month period ended May 31, 2005.


PERFORMANCE

Occasionally, total return data may be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested at the beginning of a stated period, from which the maximum sales load is deducted, to the ending redeemable value of the investment. Standardized total return also includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and (2) May 1, 1987 to date, the latter being the date on which Mr. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented along with standardized figures. Such quotations may reflect investment at reduced sales charge levels or at net asset value without the imposition of a sales load. Any quotation of total return would be higher if it does not reflect the maximum sales charge or any voluntary expense reimbursements.

The Fund may also advertise its investment performance by comparison to market indices, such as the S&P 500(r) Index and to mutual fund indices, such as those reported by Lipper Analytical Services, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth Funds" category) or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objectives.



FUND SERVICE PROVIDERS


INVESTMENT ADVISOR, ADMINISTRATOR, AND UNDERWRITER
Baxter Financial Corporation
1200 North Federal Highway
Suite 424
Boca Raton, Florida  33432


CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110


LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza
Philadelphia, PA  19102